UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22058

Nuveen Tax-Advantaged Dividend Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2017

JTD
Nuveen Tax-Advantaged Dividend Growth Fund

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or	www.nuveen.com/accountaccess If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, progress on the rest of the White House’s pro-growth fiscal agenda, including tax reform and large infrastructure projects, is expected to be delayed. Economic growth projections, in turn, have been lowered, and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The debt ceiling looms, with a vote needed from Congress to raise or suspend the nation’s borrowing limit before the Treasury is unable to pay its bills in full or on time (likely in early October). The mechanics of the U.K.’s separation from the European Union remain to be seen, as “Brexit” negotiations develop. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

The Fund’s investment portfolio is managed by three affiliates of Nuveen, LLC: Santa Barbara Asset Management LLC (Santa Barbara) oversees the Fund’s dividend-growth equity strategy, while the Fund’s income-oriented strategy is managed by NWQ Investment Management Company, LLC (NWQ). The Fund also employs an index call option strategy managed by Nuveen Asset Management (NAM). James R. Boothe, CFA, serves as portfolio manager for the Santa Barbara dividend-growth equity strategy. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. Keith B. Hembre, CFA, and David A. Friar oversee the call option program from NAM.

Here the portfolio managers review their management strategies and the Fund’s performance for the six-month reporting period ended June 30, 2017.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2017?

The Fund invests primarily in dividend paying common stocks of mid to large cap companies. To a lesser extent, the Fund also invests in the preferred stocks of mid to large cap companies, and will write (sell) call options on various equity market indexes. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that are eligible to pay tax-advantaged dividends.

In the equity portion of the Fund’s portfolio, the Fund maintained a consistent strategy seeking to provide a higher dividend yield and a lower price volatility than the S&P 500® Index. The Fund achieved this by focusing on high quality companies that are growing their dividends.

The fixed-income portion of the Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt or preferred securities offered by a particular company. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside risk management.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives or circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The Fund also wrote call options on various indexes, led by the NAM team, with average expirations between 30 and 90 days. This is done in an effort to enhance returns, although it means the Fund may relinquish some of the upside potential of its equity portfolio.

How did the Fund perform during this six-month reporting period ended June 30, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2017. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ending June 30, 2017, the Fund’s common shares at NAV outperformed the S&P 500® Index and its Blended Index.

Santa Barbara

In the equity portion of the Fund managed by Santa Barbara, stock selection effects were the primary driver of outperformance. These effects were seen most prominently in the consumer staples, materials & processing and health care sectors. Holdings in the energy and consumer discretionary were the two main detractors from relative performance.

Individual holdings that contributed to performance included technology sector holding Apple, Inc. During the reporting period the company reported growing iPhone average selling prices and record Mac revenue. The company guided to expanding gross margins due to improved mix and cost efficiencies despite seasonality and currency headwinds. Santa Barbara believes strong trends paired with improving margin mix and the possibility of cash repatriation under new tax rules position the company for long-term performance. Material sector holding, Packaging Corp. of America also positively contributed to performance. During the reporting period, the company reported financial results that were higher than expectations, on lower costs and higher volumes. Lastly, health care holding UnitedHealth Group Incorporated was another top contributor. The company has produced sales growth above consensus forecasts due to stronger than expected premiums. UnitedHealth’s management team has maintained a positive outlook, highlighting new and retained business in the benefits and supportive care division.

Individual holdings that detracted from performance included financial sector holding Discover Financial Services. During the reporting period, management disappointed on earnings as a result of higher loss provisioning in the context of strong loan growth. Additionally, the competition in the credit card space for the best rewards program has proved costly. Also detracting from performance was energy sector holding Chevron Corporation. While reported earnings were lower than anticipated, negative free cash flow generation was the main disappointment. The downward trend of the price of oil makes cash generation especially challenging for the refinery business. The exploration and production business results were, however, encouraging. Santa Barbara views the company as a leader in its industry but closely monitors external factors and impacts on the business. Lastly, utilities holding AT&T Inc. detracted from performance. Just two years after buying DirecTV, AT&T agreed to purchase Time Warner as well. While results were generally as anticipated and management reiterated earnings and free cash flow guidance, they refrained from outlining revenue guidance due to the unpredictability of handset sales. Competition has also increased as other carriers are offering unlimited data plans again, and smaller competitors are faring better on third party network performance tests.

NWQ

In the portion of the Fund managed by NWQ, all sectors and holdings with the exception of one name positively contributed to performance. The preferred stocks of financial holdings Liberty Mutual Group and KeyCorp were top contributors. Liberty Mutual, one of the largest global insurance companies, continues to have a solid market position in both commercial and personal lines insurance. KeyCorp, one of the largest U.S bank-based financial services companies, announced fourth quarter 2016 earnings that beat expectations. In addition, KeyCorp completed its acquisition of First Niagara more quickly than originally thought it would and that bodes well for future growth. Another top contributor was the preferred stock of industrial sector holding CHS Inc. The agricultural and energy cooperative CHS intends to issue $20 million in new Class B Series 1 Preferred Stock, which was well received.

6	NUVEEN

The sole detractor from performance was L Brands, Inc. which is an apparel and beauty retailer with brands that include Victoria’s Secret, Pink and Bath and Body Works. Victoria’s Secret, Pink and Bath and Body Works represent the vast majority of the business (96% of sales). The bonds have been under pressure as both the Victoria’s Secret and Bath and Body Works brands experience meaningful sales declines. Gross margins contracted significantly at Victoria’s Secret on steep price cuts in an effort to drive traffic into the stores. Additionally, capital expenditures are expected to increase as the company continues to grow internationally through direct operations (United Kingdom and China) rather than their initial plan of growing internationally through a franchise/licensing model. Despite the headwinds and recent sales declines, which NWQ believes should stabilize, NWQ continues to believe the senior notes offer attractive risk/reward given its strong balance sheet and strong free cash flow generation.

NAM

As mentioned previously, the Fund also writes call options with average expirations between 30 and 90 days. This is done in an effort to enhance returns, although it means the Fund will relinquish some of the upside potential of its equity portfolio. During the reporting period, when we expected equity markets to increase we reduced the overwrite percentage to approximately 20%. At other times, we increased the overwrite percentage to approximately 35% when we anticipated the equity markets to be flat or decline. However, during periods when the markets rose quickly, the Fund did not capture as much of the upside potential. The effect on performance for the reporting period was negative.

During the reporting period, stock market volatility remained near historic lows. As a result, we maintained a lower overwrite percentage during most of the reporting period. When the markets appreciated, we were positioned to capture most of the upside potential. However, during the first half of the reporting period, our call options on the NASDAQ 100 Index also detracted from performance. The NASDAQ 100 Index ended the reporting period up 16.78%, which made selling call options on the Index less attractive.

NUVEEN	7

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its comparative benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on performance during this reporting period.

As of June 30, 2017, the Fund’s percentages of leverage are shown in the accompanying table.

JTD
Effective Leverage*	29.91%
Regulatory Leverage*	29.91%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2017	Draws	Paydowns	June 30, 2017	Average Balance Outstanding	Draws	Paydowns	August 25, 2017
$105,000,000	$ —	$ —	$105,000,000	$105,000,000	$ —	$ —	$105,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

8	NUVEEN

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2017, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

NUVEEN	9

Common Share Information (continued)

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of May 31, 2017

	Per Share Distributions		Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	Annualized Total Return on NAV			YTD Distribution Rate on NAV[4]
Inception Date	Quarterly	Monthly Equivalent					1-Year	5-Year	YTD
6/2007	$0.3100	$0.1033	$0.0436	$0.1670	$5.5241	7.32%	12.26%	12.00%	11.45%	3.66%

[1]	Net investment income is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 2017

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	Net Investment Income[1]	Realized Gains	Return of Capital[2]	Distributions[3]	Net Investment Income[1]	Realized Gains	Return of Capital[2]
$0.3100	42.3%	26.9%	30.8%	$0.6200	$0.2623	$0.1670	$0.1907

[1]	Net investment income is a projection through the end of the current calendar quarter based on most recent month-end data.
[2]	Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.
[3]	Includes the most recent quarterly distribution declaration.

COMMON SHARE REPURCHASES

During August 2017 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JTD
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	1,450,000

OTHER COMMON SHARE INFORMATION

As of June 30, 2017, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JTD
Common share NAV	$16.98
Common share price	$16.09
Premium/(Discount) to NAV	(5.24)%
6-month average premium/(discount) to NAV	(7.90)%

10	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility, and dividend-paying stocks may not sustain their current dividends. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JTD.

NUVEEN	11

JTD

Nuveen Tax-Advantaged Dividend Growth Fund

Performance Overview and Holding Summaries as of June 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JTD at Common Share NAV	13.68%	14.80%	11.44%	6.90%
JTD at Common Share price	20.19%	22.18%	12.51%	6.80%
Blended Index (New Comparative Benchmark)	8.60%	13.50%	11.01%	5.56%
Blended Index (Old Comparative Benchmark)	8.53%	13.61%	11.01%	4.92%
S&P 500® Index	9.34%	17.90%	14.63%	7.18%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	106.3%
Convertible Preferred Securities	1.6%
$25 Par (or similar) Retail Preferred	17.8%
Corporate Bonds	4.1%
Convertible Bonds	0.2%
$1,000 Par (or similar) Institutional Preferred	10.5%
Repurchase Agreements	3.6%
Other Assets Less Liabilities	(1.4)%
Net Assets Plus Borrowings	142.7%
Borrowings	(42.7)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	4.6%
BBB	41.1%
BB or Lower	39.2%
N/R (not rated)	15.1%
Total	100%

Portfolio Composition

(% of total investments)

Banks	18.4%
Electric Utilities	4.7%
Oil, Gas & Consumable Fuels	4.4%
Capital Markets	3.9%
IT Services	3.7%
Insurance	3.6%
Pharmaceuticals	3.6%
Containers & Packaging	3.1%
Software	3.0%
Chemicals	3.0%
Biotechnology	2.7%
Diversified Telecommunication Services	2.7%
Health Care Providers & Services	2.6%
Beverages	2.6%
Wireless Telecommunication Services	2.5%
Food Products	2.4%
Household Products	2.4%
Equity Real Estate Investment Trusts	2.3%
Technology Hardware, Storage & Peripherals	2.2%
Aerospace & Defense	2.1%
Consumer Finance	2.0%
Other	19.6%
Repurchase Agreements	2.5%
Total	100%

Top Five Issuers

(% of total long-term
investments)

JPMorgan Chase & Company	3.1%
UnitedHealth Group Incorporated	2.5%
Wells Fargo & Company	2.3%
Apple, Inc.	2.2%
NextEra Energy Inc.	2.1%

Country Allocation

(% of total investments)

United States	69.9%
United Kingdom	7.2%
Japan	4.3%
France	4.3%
Canada	2.6%
Other	11.7%
Total	100%

NUVEEN	13

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 6, 2017 for JTD; at this meeting the shareholders were asked to elect Board Members.

JTD
Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	12,522,481
Withhold	239,921
Total	12,762,402
David J. Kundert
For	12,479,563
Withhold	282,839
Total	12,762,402
John K. Nelson
For	12,525,544
Withhold	236,858
Total	12,762,402
Terence J. Toth
For	12,523,801
Withhold	238,601
Total	12,762,402

14	NUVEEN

JTD

Nuveen Tax-Advantaged Dividend Growth Fund
Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 140.5% (97.5% of Total Investments)

	COMMON STOCKS – 106.3% (73.8% of Total Investments)

	Aerospace & Defense – 3.1%

14,304	Lockheed Martin Corporation	$3,970,933

155,742	Safran SA, (2)	3,586,738
	Total Aerospace & Defense	7,557,671

	Automobiles – 2.5%

35,074	Daimler AG, (2)	2,551,283
103,428	General Motors Company, (3)	3,612,740
	Total Automobiles	6,164,023

	Banks – 14.4%

45,154	BOC Hong Kong Holdings Limited, (2)	4,304,982
217,933	Danske Bank A/S, (2)	4,206,107
83,342	JPMorgan Chase & Company (3)	7,617,459
957,569	Lloyds Banking Group PLC, (4)	3,380,219
503,197	Mitsubishi UFJ Financial Group Inc.	3,396,580
129,084	Swedbank AB, (2)	3,167,721
63,858	Toronto-Dominion Bank	3,217,166
111,981	Wells Fargo & Company, (4)	6,204,867
	Total Banks	35,495,101

	Beverages – 3.7%

64,129	Heineken NV, (2)	3,124,685
51,472	PepsiCo, Inc., (3)	5,944,501
	Total Beverages	9,069,186

	Biotechnology – 3.9%

98,294	AbbVie Inc., (3)	7,127,298
119,522	Grifols SA	2,525,500
	Total Biotechnology	9,652,798

	Capital Markets – 2.4%

6,145	BlackRock Inc.	2,595,709
49,382	Macquarie Group Limited, (2)	3,352,233
	Total Capital Markets	5,947,942

	Chemicals – 4.0%

147,514	Koninklijke DSM NV, (2)	2,687,705
24,737	Monsanto Company, (3)	2,927,871
32,125	Praxair, Inc.	4,258,169
	Total Chemicals	9,873,745

	Consumer Finance – 1.6%

64,835	Discover Financial Services, (3), (4)	4,032,089

	Containers & Packaging – 4.2%

76,843	Amcor Limited, (2)	3,821,817
59,224	Packaging Corp. of America, (4)	6,596,961
	Total Containers & Packaging	10,418,778

	Diversified Financial Services – 0.9%

28,246	Orix Corporation	2,201,211

NUVEEN	15

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Diversified Telecommunication Services – 2.9%

121,275	AT&T Inc., (3)	$4,575,706
96,854	HKT Trust and HKT Limited, (2)	2,540,936
	Total Diversified Telecommunication Services	7,116,642

	Electric Utilities – 5.5%

46,113	NextEra Energy Inc., (4)	6,461,815
366,447	Red Electrica Corporacion SA, (2)	3,818,378
171,195	Scottish and Southern Energy PLC, (2)	3,298,928
	Total Electric Utilities	13,579,121

	Equity Real Estate Investment Trusts – 0.9%

29,512	Extra Space Storage Inc.	2,301,936

	Food Products – 1.2%

191,702	Groupe Danone, (2), (4)	2,879,364

	Health Care Equipment & Supplies – 0.9%

23,672	Medtronic, PLC, (3)	2,100,890

	Health Care Providers & Services – 3.5%

46,582	UnitedHealth Group Incorporated, (3)	8,637,234

	Hotels, Restaurants & Leisure – 1.4%

164,523	Compass Group PLC, (2)	3,462,075

	Household Durables – 1.7%

22,321	Whirlpool Corporation	4,277,150

	Household Products – 3.5%

74,472	Colgate-Palmolive Company	5,520,609
146,805	Reckitt and Benckiser, (2)	3,038,863
	Total Household Products	8,559,472

	Industrial Conglomerates – 2.5%

46,420	Honeywell International Inc., (4)	6,187,322

	IT Services – 5.4%

53,604	Accenture Limited, (3), (4)	6,629,743
77,342	Fidelity National Information Services	6,605,007
	Total IT Services	13,234,750

	Machinery – 1.0%

26,994	Ingersoll Rand Company Limited, Class A	2,466,982

	Media – 1.4%

31,258	WPP Group PLC	3,294,906

	Oil, Gas & Consumable Fuels – 6.2%

45,723	Chevron Corporation, (3)	4,770,281
86,537	Enbridge Inc., (3)	3,445,038
48,442	Phillips 66, (4)	4,005,669
61,151	Total SA, Sponsored ADR	3,032,478
	Total Oil, Gas & Consumable Fuels	15,253,466

	Personal Products – 2.0%

54,630	L’Oreal, (2)	2,283,807
47,965	Unilever NV	2,595,866
	Total Personal Products	4,879,673

16	NUVEEN

Shares	Description (1)			Value

	Pharmaceuticals – 5.2%

23,670	Johnson & Johnson			$3,131,304
186,764	Pfizer Inc., (3), (4)			6,273,403
72,148	Sanofi-Aventis, (3), (4)			3,456,611
	Total Pharmaceuticals			12,861,318

	Professional Services – 2.7%

114,784	Experian PLC, (2)			2,363,403
111,230	Nielsen Holdings PLC			4,300,152
	Total Professional Services			6,663,555

	Road & Rail – 2.2%

49,847	Union Pacific Corporation			5,428,837

	Software – 4.3%

101,956	Microsoft Corporation, (4)			7,027,827
33,742	SAP SE, Sponsored ADR, (4)			3,531,775
	Total Software			10,559,602

	Specialty Retail – 2.1%

66,154	Lowe’s Companies, Inc., (3), (4)			5,128,920

	Technology Hardware, Storage & Peripherals – 3.1%

53,045	Apple, Inc., (3), (4)			7,639,541

	Textiles, Apparel & Luxury Goods – 1.5%

64,012	VF Corporation			3,687,091

	Trading Companies & Distributors – 1.8%

144,514	Itochu Corporation, (2)			4,293,236

	Wireless Telecommunication Services – 2.7%

236,156	KDDI Corporation, (2)			3,112,536
119,534	Vodafone Group PLC, Sponsored ADR, (4)			3,434,212
	Total Wireless Telecommunication Services			6,546,748
	Total Common Stocks (cost $184,310,764)			261,452,375

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.6% (1.1% of Total Investments)

	Banks – 0.9%

975	Bank of America Corporation	7.250%	BB+	$1,230,440
700	Wells Fargo & Company	7.500%	BBB	917,777
	Total Banks			2,148,217

	Electric Utilities – 0.7%

16,250	Great Plains Energy Inc.	7.000%	N/R	861,900
14,100	NextEra Energy Inc.	6.371%	BBB	904,374
	Total Electric Utilities			1,766,274
	Total Convertible Preferred Securities (cost $3,759,004)			3,914,491

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 17.8% (12.3% of Total Investments)

	Banks – 4.5%

33,065	Boston Private Financial Holdings Inc.	6.950%	N/R	$850,432
4,615	Citigroup Inc.	8.125%	BB+	127,928
17,200	Citigroup Inc.	7.125%	BB+	514,280

NUVEEN	17

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Shares	Description (1)	Coupon	Ratings (5)	Value

	Banks (continued)

2,209	Cobank Agricultural Credit Bank, (2)	6.125%	BBB+	$221,176
8,700	Cobank Agricultural Credit Bank, 144A, (2)	6.250%	BBB+	904,256
29,100	Fifth Third Bancorp.	6.625%	Baa3	872,709
31,776	FNB Corporation	7.250%	Ba2	932,308
18,106	HSBC Holdings PLC	8.000%	Baa1	485,422
32,000	Huntington BancShares Inc.	6.250%	Baa3	879,040
32,975	KeyCorp	6.125%	Baa3	966,168
25,700	People’s United Financial, Inc.	5.625%	BB+	717,544
21,611	Private Bancorp Incorporated, (2)	7.125%	N/R	553,108
41,202	Regions Financial Corporation	6.375%	Ba1	1,199,802
56,493	U.S. Bancorp.	6.500%	A3	1,677,277
9,225	Western Alliance Bancorp.	6.250%	N/R	239,850
	Total Banks			11,141,300

	Capital Markets – 2.6%

6,700	Apollo Investment Corporation	6.875%	BBB–	173,329
25,675	Apollo Investment Corporation	6.625%	BBB–	645,213
36,400	Charles Schwab Corporation	6.000%	BBB	988,624
11,059	Fifth Street Finance Corporation	6.125%	BB	280,346
4,360	Gladstone Capital Corporation	6.750%	N/R	111,529
23,881	Hercules Technology Growth Capital Incorporated	6.250%	BBB–	608,249
37,900	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	939,162
32,400	Morgan Stanley	7.125%	Ba1	960,336
30,802	Solar Capital Limited	6.750%	BBB–	788,223
32,600	Stifel Financial Corporation	6.250%	BB–	868,790
2,472	Triangle Capital Corporation	6.375%	N/R	62,789
	Total Capital Markets			6,426,590

	Consumer Finance – 1.0%

30,150	Capital One Financial Corporation	6.700%	Baa3	827,014
18,225	Discover Financial Services	6.500%	BB–	469,840
48,440	GMAC Capital Trust I	5.785%	B+	1,269,128
	Total Consumer Finance			2,565,982

	Diversified Financial Services – 0.5%

35,300	KKR Financial Holdings LLC	7.375%	BBB	920,624
12,444	Main Street Capital Corporation	6.125%	N/R	319,811
	Total Diversified Financial Services			1,240,435

	Diversified Telecommunication Services – 0.5%

16,700	Qwest Corporation	7.000%	BBB–	424,848
26,000	Qwest Corporation	6.875%	BBB–	666,380
	Total Diversified Telecommunication Services			1,091,228

	Equity Real Estate Investment Trusts – 2.1%

22,900	Colony Northstar, Inc.	8.875%	N/R	591,507
11,327	Colony Northstar, Inc.	8.750%	N/R	305,829
9,100	Colony Northstar, Inc.	8.250%	N/R	232,323
31,350	DDR Corporation	6.500%	Baa3	785,944
10,288	Digital Realty Trust Inc.	7.375%	Baa3	282,200
31,651	Dupont Fabros Technology	6.625%	Ba2	860,243
17,225	LaSalle Hotel Properties	6.300%	N/R	436,309
10,150	Senior Housing Properties Trust	5.625%	BBB–	257,099
18,620	Sunstone Hotel Investors Inc.	6.950%	N/R	481,886
33,255	VEREIT, Inc.	6.700%	BB	884,250
	Total Equity Real Estate Investment Trusts			5,117,590

	Food Products – 1.0%

39,225	CHS Inc.	7.100%	N/R	1,154,000
46,210	CHS Inc.	6.750%	N/R	1,306,819
	Total Food Products			2,460,819

18	NUVEEN

Shares	Description (1)	Coupon		Ratings (5)	Value

	Insurance – 3.4%

14,934	Arch Capital Group Limited	6.750%		BBB	$383,057
32,616	Argo Group US Inc.	6.500%		BBB–	825,511
50,000	Aspen Insurance Holdings Limited	7.250%		N/R	1,250,000
64,150	Endurance Specialty Holdings Limited	6.350%		BBB–	1,709,597
20,688	Kemper Corporation	7.375%		Ba1	564,989
39,825	Maiden Holdings Limited	8.250%		BB	1,011,555
15,118	Maiden Holdings NA Limited	7.750%		BBB–	406,523
26,934	National General Holding Company	7.500%		N/R	696,244
9,191	National General Holding Company	7.500%		N/R	237,220
13,775	Reinsurance Group of America Inc.	6.200%		BBB	410,633
16,000	Reinsurance Group of America, Inc.	5.750%		BBB	464,640
16,500	Torchmark Corporation	6.125%		BBB+	438,240
	Total Insurance				8,398,209

	Mortgage Real Estate Investment Trusts – 0.3%

14,385	Arbor Realty Trust Incorporated	7.375%		N/R	366,098
10,028	MFA Financial Inc.	8.000%		N/R	260,728
	Total Mortgage Real Estate Investment Trusts				626,826

	Real Estate Management & Development – 0.2%

16,770	Kennedy-Wilson Inc.	7.750%		BB–	429,480

	Specialty Retail – 0.2%

24,205	TravelCenters of America LLC	8.000%		N/R	572,206

	Thrifts & Mortgage Finance – 0.8%

31,750	Federal Agricultural Mortgage Corporation	6.875%		N/R	884,237
33,900	New York Community Bancorp Inc.	6.375%		Ba1	969,540
	Total Thrifts & Mortgage Finance				1,853,777

	U.S. Agency – 0.2%

4,750	Farm Credit Bank of Texas, 144A, (2)	6.750%		Baa1	517,750

	Wireless Telecommunication Services – 0.5%

48,000	United States Cellular Corporation	7.250%		Ba1	1,267,200
	Total $25 Par (or similar) Retail Preferred (cost $40,496,187)				43,709,392

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 4.1% (2.9% of Total Investments)

	Banks – 0.1%

$125	Bank of America Corporation	6.300%	N/A (6)	BB+	$140,156

	Chemicals – 0.2%

275	A Schulman Inc.	6.875%	6/01/23	B	290,813
325	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	340,031
600	Total Chemicals				630,844

	Commercial Services & Supplies – 0.2%

250	GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	271,875
350	R.R. Donnelley & Sons Company	6.500%	11/15/23	B+	349,125
600	Total Commercial Services & Supplies				621,000

	Containers & Packaging – 0.2%

400	Sealed Air Corporation, 144A	6.875%	7/15/33	BB	460,000

NUVEEN	19

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Diversified Telecommunication Services – 0.6%

$875	Frontier Communications Corporation	11.000%	9/15/25	B+	$811,563
582	Qwest Corp.	6.875%	9/15/33	BBB–	573,170
1,457	Total Diversified Telecommunication Services				1,384,733

	Electric Utilities – 0.5%

1,160	Emera, Inc.	6.750%	6/15/76	BBB–	1,310,800

	Equity Real Estate Investment Trusts – 0.3%

825	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	849,750

	Food Products – 0.2%

400	Land O’ Lakes Incorporated, 144A	7.250%	N/A (6)	BB	427,500

	Health Care Providers & Services – 0.2%

430	Kindred Healthcare Inc.	8.000%	1/15/20	B–	451,500

	Machinery – 0.2%

400	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB	425,750

	Media – 0.4%

750	Dish DBS Corporation	7.750%	7/01/26	Ba3	888,750

	Metals & Mining – 0.1%

225	ArcelorMittal	7.750%	10/15/39	BB+	252,281

	Oil, Gas & Consumable Fuels – 0.1%

200	Enviva Parnters LP / Enviva Partners Finance Corp., 144A	8.500%	11/01/21	B+	213,500

	Specialty Retail – 0.3%

900	L Brands, Inc.	6.875%	11/01/35	BB+	868,500

	Wireless Telecommunication Services – 0.5%

250	Altice Financing SA, 144A	7.500%	5/15/26	BB–	277,500
750	Viacom Inc.	6.875%	4/30/36	BBB	877,211
1,000	Total Wireless Telecommunication Services				1,154,711
$9,472	Total Corporate Bonds (cost $9,671,216)				10,079,775

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 0.2% (0.1% of Total Investments)

	Media – 0.2%

$675	Liberty Media Corporation	4.000%	11/15/2029	BB	$452,250
$675	Total Convertible Bonds (cost $433,926)				452,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 10.5% (7.3% of Total Investments)

	Banks – 6.6%

$1,550	Bank of America Corporation	6.500%	N/A (6)	BB+	$1,723,491
850	CIT Group Inc., Series A	5.800%	N/A (6)	B+	886,125
875	Citigroup Inc.	5.800%	N/A (6)	BB+	912,187
1,350	Citigroup Inc.	6.250%	N/A (6)	BB+	1,497,656
800	Citizens Financial Group Inc.	5.500%	N/A (6)	BB+	836,000
275	Cobank Agricultural Credit Bank	6.250%	N/A (6)	BBB+	302,011
2,039	General Electric Capital Corporation	5.000%	N/A (6)	A	2,164,195
825	JPMorgan Chase & Company	7.900%	N/A (6)	BBB–	857,588
1,900	JPMorgan Chase & Company	6.750%	N/A (6)	BBB–	2,158,875

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Banks (continued)

$125	JPMorgan Chase & Company	6.100%	N/A (6)	BBB–	$135,625
975	M&T Bank Corporation	6.450%	N/A (6)	Baa2	1,077,375
1,150	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	1,296,625
825	SunTrust Bank Inc.	5.625%	N/A (6)	Baa3	861,094
900	Wells Fargo & Company	5.875%	N/A (6)	BBB	991,773
475	Zions Bancorporation	7.200%	N/A (6)	BB–	520,719
14,914	Total Banks				16,221,339

	Capital Markets – 0.6%

500	Goldman Sachs Group Inc.	5.300%	N/A (6)	Ba1	525,000
850	Morgan Stanley	5.550%	N/A (6)	Ba1	888,037
1,350	Total Capital Markets				1,413,037

	Consumer Finance – 0.2%

400	Capital One Financial Corporation	5.550%	N/A (6)	Baa3	420,000

	Energy Equipment & Services – 0.2%

500	Transcanada Trust	5.875%	8/15/76	BBB	542,600

	Food Products – 1.1%

2,600	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	2,853,500

	Insurance – 1.8%

895	Liberty Mutual Group, 144A, (4)	7.800%	3/07/87	Baa3	1,114,839
1,000	MetLife Inc., (4)	10.750%	8/01/69	BBB	1,665,000
1,000	Nationwide Financial Services Inc.	6.750%	5/15/67	Baa2	1,100,000
594	Symetra Financial Corporation, 144A	8.300%	10/15/37	Baa2	602,910
3,489	Total Insurance				4,482,749
$23,253	Total $1,000 Par (or similar) Institutional Preferred (cost $23,405,777)				25,933,225
	Total Long-Term Investments (cost $262,076,874)				345,541,508

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.6% (2.5% of Total Investments)

	REPURCHASE AGREEMENTS – 3.6% (2.5% of Total Investments)

$8,931	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $8,931,206, collateralized by $9,295,000 U.S. Treasury Notes, 2.000%, due 11/15/26, value $9,113,459	0.120%	7/03/17		$8,931,117
	Total Short-Term Investments (cost $8,931,117)				8,931,117
	Total Investments (cost $271,007,991) – 144.1%				354,472,625
	Borrowings – (42.7)% (7), (8)				(105,000,000)
	Other Assets Less Liabilities – (1.4)% (9)				(3,458,733)
	Net Assets Applicable to Common Shares – 100%				$246,013,892

Investments in Derivatives as of June 30, 2017

Options Written

Number of Contracts	Description	Notional Amount (10)	Expiration Date	Strike Price	Value
(150)	S&P 500® Index	$(36,750,000)	7/21/17	$2,450	$(103,500)
(160)	S&P 500® Index	(39,360,000)	7/21/17	2,460	(64,800)
(20)	NASDAQ 100® Index	(11,600,000)	7/21/17	5,800	(43,300)
(30)	Russell 2000® Index	(4,320,000)	7/21/17	1,440	(17,100)
(360)	Total Options Written (premiums received $566,734)	$(92,030,000)			$(228,700)

NUVEEN	21

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$52,500,000	Receive	1-Month USD-LIBOR-ICE	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$283,858	$283,858
JPMorgan Chase Bank, N.A.	27,625,000	Receive	1-Month USD-LIBOR-ICE	1.462	Monthly	12/01/17	12/01/18	12/01/20	(45,090)	(433,039)
	$80,125,000								$238,768	$(149,181)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $72,039,551.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Borrowings as a percentage of Total Investments is 29.6%.

(8)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $237,883,921 have been pledged as collateral for borrowings.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(10)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

22	NUVEEN

Statement of Assets and Liabilities	June 30, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $262,076,874)	$345,541,508
Short-term investments, at value (cost approximates value)	8,931,117
Cash	41,511
Interest rate swaps premiums paid	387,949
Receivable for:
Dividends	871,965
Interest	523,068
Investments sold	17,848
Reclaims	154,966
Other assets	33,270
Total assets	356,503,202
Liabilities
Borrowings	105,000,000
Call options written, at value (premiums received $566,734)	228,700
Unrealized depreciation on interest rate swaps, net	149,181
Payable for:
Investments purchased	282,957
Dividends	4,419,028
Accrued expenses:
Management fees	276,798
Interest on borrowings	9,920
Trustees fees	30,708
Other	92,018
Total liabilities	110,489,310
Net assets applicable to common shares	$246,013,892
Common shares outstanding	14,484,340
Net asset value (“NAV”) per common share outstanding	$16.98
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$144,843
Paid-in surplus	184,762,786
Undistributed (Over-distribution of) net investment income	(5,232,859)
Accumulated net realized gain (loss)	(17,314,365)
Net unrealized appreciation (depreciation)	83,653,487
Net assets applicable to common shares	$246,013,892
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

NUVEEN	23

Statement of Operations	Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (net of tax withheld of $205,546)	$5,464,597
Interest	1,143,728
Other	27,332
Total investment income	6,635,657
Expenses
Management fees	1,631,089
Interest expense on borrowings	841,013
Custodian fees	20,433
Trustees fees	5,146
Professional fees	18,634
Shareholder reporting expenses	27,649
Shareholder servicing agent fees	210
Stock exchange listing fees	3,449
Investor relations expenses	33,154
Other	10,994
Total expenses	2,591,771
Net investment income (loss)	4,043,886
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	4,657,684
Options written	(769,076)
Swaps	(916,729)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	22,334,968
Options written	(45,650)
Swaps	1,144,712
Net realized and unrealized gain (loss)	26,405,909
Net increase (decrease) in net assets applicable to common shares from operations	$30,449,795

See accompanying notes to financial statements.

24	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$4,043,886	$7,865,130
Net realized gain (loss) from:
Investments and foreign currency	4,657,684	(780,583)
Options written	(769,076)	(6,922,256)
Swaps	(916,729)	5,665
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	22,334,968	15,375,546
Options written	(45,650)	214,001
Swaps	1,144,712	(204,562)
Net increase (decrease) in net assets applicable to common shares from operations	30,449,795	15,552,941
Distribution to Common Shareholders
From and in excess of net investment income	(8,980,291)	—
From net investment income	—	(7,873,658)
Return of capital	—	(10,086,924)
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,980,291)	(17,960,582)
Net increase (decrease) in net assets applicable to common shares	21,469,504	(2,407,641)
Net assets applicable to common shares at the beginning of period	224,544,388	226,952,029
Net assets applicable to common shares at the end of period	$246,013,892	$224,544,388
Undistributed (Over-distribution of) net investment income at the end of period	$(5,232,859)	$(296,454)

See accompanying notes to financial statements.

NUVEEN	25

Statement of Cash Flows	Six Months Ended June 30, 2017 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$30,449,795
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(21,677,514)
Proceeds from sales and maturities of investments	30,023,058
Proceeds from (Purchases of) short-term investments, net	8,112,342
Proceeds from (Payments for) closed foreign currency spot contracts	(319)
Proceeds from (Payments for) swap contracts, net	(916,729)
Premiums received (paid) for interest rate swaps	510,732
Premiums received for options written	4,238,836
Cash paid for terminated options written	(4,969,612)
Proceeds from litigation settlement	28,034
Amortization (Accretion) of premiums and discounts, net	3,445
(Increase) Decrease in:
Receivable for dividends	(339,736)
Receivable for interest	(45,817)
Receivable for investments sold	2,080,463
Receivable for reclaims	(54,938)
Other assets	(3,892)
Increase (Decrease) in:
Payable for investments purchased	(12,508,065)
Accrued management fees	7,596
Accrued interest on borrowings	(1,067)
Accrued Trustees fees	1,602
Accrued other expenses	(21,516)
Net realized (gain) loss from:
Investments and foreign currency	(4,657,684)
Options written	769,076
Swaps	916,729
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(22,334,968)
Options written	45,650
Swaps	(1,144,712)
Net cash provided by (used in) operating activities	8,510,789
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(3,908,015)
Cash distributions paid to common shareholders	(4,561,263)
Net cash provided by (used in) financing activities	(8,469,278)
Net Increase (Decrease) in Cash	41,511
Cash at the beginning of period	—
Cash at the end of period	41,511

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$842,080

See accompanying notes to financial statements.

26	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	27

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Return of Capital	Total	Ending NAV	Ending Share Price
Year Ended 12/31:
2017(e)	$15.50	$0.28	$1.82	$2.10	$(0.62)**	$—	$(0.62)	$16.98	$16.09
2016	15.67	0.54	0.53	1.07	(0.54)	(0.70)	(1.24)	15.50	13.93
2015	17.31	0.53	(0.88)	(0.35)	(1.29)	—	(1.29)	15.67	13.91
2014	17.18	0.66	0.69	1.35	(1.22)	—	(1.22)	17.31	16.15
2013	15.17	0.52	2.60	3.12	(1.11)	—	(1.11)	17.18	15.66
2012	13.56	0.51	2.14	2.65	(0.87)	(0.17)	(1.04)	15.17	14.50

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2017(e)	$105,000	$3,343
2016	105,000	3,139
2015	100,000	3,270
2014	110,000	3,279
2013	101,000	3,464
2012	96,000	3,289

28	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

13.68%	20.19%	$246,014	2.20	%*	3.44	%*	6%
6.93	9.22	224,544	2.05		3.46		19
(2.06)	(6.04)	226,952	1.98		3.11		23
7.98	11.33	250,655	1.95		3.80		32
21.11	16.16	248,903	2.00		3.18		33
19.89	26.98	219,741	2.11		3.51		31

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2017(e)	0.72	%*
2016	0.53
2015	0.46
2014	0.44
2013	0.49
2012	0.58

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended June 30, 2017.
*	Annualized.
**	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2017, (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Common Shareholders).

See accompanying notes to financial statements.

NUVEEN	29

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTD.” The Fund was organized as a Massachusetts business trust on February 22, 2007.

The end of the reporting period for the Fund is June 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with its affiliates Santa Barbara Asset Management, LLC (“Santa Barbara”), NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (“NAM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Santa Barbara manages the portion of the Fund’s investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund’s investment portfolio allocated to preferred securities and other fixed-income securities. NAM is responsible for the writing of index call options on various equity market indices, while the Adviser manages the Fund’s investments in interest rate swap contracts.

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred stocks of mid- to large-cap companies and other fixed-income securities and, to a limited extent, write (sell) call options on various equity market indices.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other

30	NUVEEN

claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The value of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s

32	NUVEEN

credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$199,557,578	$61,894,797	**	$—	$261,452,375
Convertible Preferred Securities	3,914,491	—		—	3,914,491
$25 Par (or similar) Retail Preferred	41,513,102	2,196,290	**	—	43,709,392
Corporate Bonds	—	10,079,775		—	10,079,775
Convertible Bonds	—	452,250		—	452,250
$1,000 Par (or similar) Institutional Preferred	—	25,933,225		—	25,933,225

Short-Term Investments:
Repurchase Agreements	—	8,931,117		—	8,931,117

Investments in Derivatives:
Options Written	(228,700)	—		—	(228,700)
Interest Rate Swaps***	—	(149,181)		—	(149,181)
Total	$244,756,471	$109,338,273		$—	$354,094,744
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$25,353,893	7.2%
Japan	15,316,070	4.3
France	15,238,998	4.3
Canada	9,340,587	2.6
Other	41,412,904	11.7
Total non-U.S. securities	$106,662,452	30.1%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$8,931,117	$(8,931,117)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at

34	NUVEEN

expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote call options on stock indexes, while investing in a portfolio that included equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(86,274,167)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options written	—	$—	Options written, at value	$(228,700)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$(769,076)	$(45,650)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap, that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a cleaning house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$63,541,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps, net	$283,858

Interest rate	Swaps (OTC Uncleared)	—	—	Unrealized depreciation on interest rate swaps, net**	(433,039)
Total					$(149,181)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

					Gross Amounts not offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$283,858	$(433,039)	$283,858	$(149,181)	$149,181	$—	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(916,729)	$1,144,712

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

36	NUVEEN

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund did not have any transactions in common shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, aggregated $21,677,514 and $30,023,058, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	400	$528,434
Options written	3,349	4,238,836
Options terminated in closing purchase transactions	(3,339)	(4,147,638)
Options expired	(50)	(52,898)
Options outstanding, end of period	360	$566,734

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$272,281,753
Gross unrealized:
Appreciation	$85,888,118
Depreciation	(3,697,246)
Net unrealized appreciation (depreciation) of investments	$82,190,872

Permanent differences, primarily due to real estate investment trust adjustments, foreign currency transactions, complex securities character adjustments, bond premium amortization adjustments and treatment of notional principal contracts, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2016, the Fund’s last tax year end, as follows:

Paid-in surplus	$4,372
Undistributed (Over-distribution of) net investment income	(287,061)
Accumulated net realized gain (loss)	282,689

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2016, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$7,873,658
Distributions from net long-term capital gains	—
Return of capital	10,086,924
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

As of December 31, 2016, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
December 31, 2017	$10,449,914
Not subject to expiration	8,643,227
Total	$19,093,141

7. Management Fees

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

38	NUVEEN

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2017, the complex-level fee for the Fund was 0.1606%.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

The Fund has a $105,000,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $105,000,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $105,000,000 and 1.59%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities specifically identified in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Fund has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, the Fund had Hypothecated Securities totaling $72,039,551. During the current fiscal period the Fund earned Rehypothecation Fees of $27,332, which is recognized as “Other income” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

40	NUVEEN

Additional

Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young**

*	Interested Board Member.
**	Effective July 1, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royal Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JTD
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

NUVEEN	41

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Blended Index (Old Comparative Benchmark): The JTD Blended Index performance is a blended return consisting of: 1) 50% of the return of the S&P 500® Index, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index, 3) 12.5% of the return of the BofA/Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 12.5% of the return of the BofA/Merrill Lynch Fixed Rate Preferred Index, which consists of taxable, fixed rate, U.S. Dollar denominated investment grade, preferred securities listed on a U.S. exchange. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Blended Index (New Comparative Benchmark): The JTD Blended Index performance is a blended return consisting of: 1) 50% of the return of the S&P 500® Index, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index, 3) 12.5% of the return of the BofA/Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 12.5% of the return of the BofA/Merrill Lynch Fixed Rate Preferred Index, which consists of taxable, fixed rate, U.S. Dollar denominated investment grade, preferred securities listed on a U.S. exchange. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

42	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at anytime. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	43

Annual Investment

Management Agreement Approval Process

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Fund, including the performance of Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and Nuveen Asset Management, LLC (“NAM”), NWQ Investment Management Company, LLC (“NWQ”) and Santa Barbara Asset Management, LLC (“Santa Barbara”), the Fund’s sub-advisers (collectively, the “Sub-Advisers”). As required by applicable law, after the initial term of the Fund following commencement of its operations, the Board is required to consider annually whether to renew the management agreement with the Adviser (the “Investment Management Agreement”) and the sub-advisory agreements with the Sub-Advisers (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-advisers and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Fund and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and the Sub-Advisers (the Adviser and the Sub-Advisers are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Advisers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, the Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Fund and to consider the Adviser’s analysis of each Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew

44	NUVEEN

the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Fund. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning

NUVEEN	45

Annual Investment Management Agreement Approval Process (continued)

investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Advisers to the Fund. The Sub-Advisers generally provided portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the respective investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and a recognized or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks). The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2016, as well as performance information reflecting the first quarter of 2017. For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser

46	NUVEEN

the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser(s) manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile for the three-year period and underperformed its blended benchmark over various periods, the Fund ranked in the third quartile for the one- and five-year periods. In considering performance, the Board recognized that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Fund. The Board further considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in the Fund as it directly reflected the costs of investing in the Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, the Fund’s gross and net advisory fees and net total expense ratio with those of its Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio higher than the respective peer average. The Independent Board Members noted that the net expense ratio was higher than the average of the Peer Universe generally because of differences between the Fund and the peers which limited the usefulness of the comparative data. In this regard, although the Fund was classified in the Income and Preferred Stock category, a significant portion of the Fund’s portfolio is invested in common stock. Given the foregoing, the Independent Board Members were satisfied with the explanation for the differential.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by NWQ or NAM, foreign investment companies offered by Nuveen (with respect to each Sub-Adviser), and collective investment trusts (with respect to NWQ and NAM). The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

NUVEEN	47

Annual Investment Management Agreement Approval Process (continued)

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Advisers.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fee paid by the Adviser to each Sub-Adviser, however, was generally for portfolio management services. The Board noted such sub-advisory fee was more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Board concluded that such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

48	NUVEEN

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationship with the Nuveen funds. The Independent Board Members reviewed each Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. With respect to NAM, the Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as the Fund grows and the extent to which these economies were shared with the Fund and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

NUVEEN	49

Annual Investment Management Agreement Approval Process (continued)

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Advisers and the Sub-Advisers may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Advisers may benefit from soft dollar arrangements if they do not have to pay for this research out of their own assets, the Board also recognized that the research may benefit the Fund to the extent it enhances the ability of the Sub-Advisers to manage the Fund.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-J-0617D        243986-INV-B-08/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2017